EXHIBIT 99.1

                 The Brink’s Company
                 1801 Bayberry Court
                 P.O. Box 18100
                 Richmond, VA 23226-8100 USA
                 Tel. 804.289.9600
                 Fax 804.289.9770

PRESS RELEASE
                 FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

The Brink’s Company Retains Monitor Group

RICHMOND, Va., November 28, 2007– The Brink’s Company (NYSE: BCO), a global leader in security-related services, today announced that it has retained Monitor Group, an international consulting firm, to assist in the ongoing evaluation of the various strategic options available to the company.  In accordance with the company’s commitment to enhancing shareholder value, the board of directors and management will, with the assistance of the company’s financial and legal advisors and consultants, re-examine thoroughly the strategic alternatives available to Brink’s, taking into account the most recent information.  Monitor Group’s retention is intended to further enhance the board’s and management’s continuous assessment of the most effective path to create both long-term and short-term value for shareholders by weighing both the risks and benefits associated with the different strategic alternatives.
“We have great confidence in Brink’s businesses and remain committed to following the path which best serves the interests of all Brink’s shareholders,” said Michael T. Dan, chairman, president and chief executive officer.
"A diligent and continuous review of the company’s strategic alternatives is consistent with our efforts to ensure that we deliver maximum value to all Brink’s shareholders,” said James R. Barker, lead director of the Brink’s board of directors.
The company noted that there could be no assurance as to the outcome of the company's re-examination of strategic alternatives.
The company also noted that Skadden, Arps, Slate, Meagher & Flom LLP has been engaged to augment Brink’s advisory team.

About The Brink’s Company

The Brink’s Company (NYSE:BCO) is a global leader in security-related services that operates two businesses: Brink’s, Incorporated and Brink’s Home Security.  Brink’s, Incorporated is the world’s premier provider of secure transportation and cash management services.  Brink’s Home Security is one of the largest and most successful residential alarm companies in North America.  For more information, please visit The Brink’s Company website at www.brinkscompany.com or call toll free 877-275-7488.

Important Information

In connection with its 2008 annual meeting of shareholders, The Brink’s Company plans to file with the Securities and Exchange Commission (SEC) and mail to its shareholders eligible to vote at the 2008 annual meeting of shareholders a definitive proxy statement. THE COMPANY ADVISES ITS SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the definitive proxy statement and other documents that the company files with the SEC at the SEC’s website at http://www.sec.gov. The definitive proxy statement and these other documents may also be obtained free of charge from The Brink’s Company upon request by contacting the Corporate Secretary at 1801 Bayberry Court, P. O. Box 18100, Richmond, Virginia 23226-8100.

Certain Information Regarding Participants

The Brink’s Company, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the company’s security holders in connection with its 2008 annual meeting of shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and its definitive proxy statement dated March 23, 2007, each of which has been filed with the SEC. Additional information regarding such individuals will be included in the definitive proxy statement for the 2008 annual meeting of shareholders. To the extent holdings of the company’s securities have changed from the amounts included in the definitive proxy statement dated March 23, 2007, such changes have been reflected on Forms 4 and 5 filed with the SEC and will be reflected in the definitive proxy statement for the 2008 annual meeting of shareholders.

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